Pension Plan (Schedule of Accumulated Other Comprehensive Loss) (Details) (Pension Benefits [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pension Benefits [Member]
Amounts recognized in accumulated other comprehensive income
Unrecognized prior service cost	$ 120	$ 129
Unrecognized net actuarial loss	84	97
Unrecognized transitional obligation	1,542	1,182
Deferred income taxes	(507)	(415)
Accumulated other comprehensive loss	$ 1,239	$ 993